UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026
___________________________
PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
___________________________

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

751 Broad Street
Newark, NJ 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant’s telephone number, including area code)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 7.01    Regulation FD Disclosure.

Prudential Financial, Inc. (the “Company”) is furnishing this Current Report to disclose (1) certain preliminary financial information regarding the quarter ended June 30, 2026, prior to the availability of the Company’s quarterly earnings release and quarterly financial supplement for the period, scheduled for release on August 4, 2026; and (2) the expected quarterly impact to adjusted operating income (“AOI”)(1) from the update of actuarial assumptions and other refinements.

Assets Under Management of the PGIM Segment
As of June 30, 2026, assets under management of the PGIM segment were $1.49 trillion.

Other Related Revenues, Net of Related Expenses, of the PGIM Segment
For the quarter ended June 30, 2026, PGIM’s other related revenues, net of related expenses, were approximately $60 million on an AOI basis. “Other related revenues” include incentive fees, transaction fees, and revenues from seed and co-investments and mortgage originations.

Alternative Investment Income of the General Account
For the quarter ended June 30, 2026, the alternative investment income of the Company’s General Account, excluding the Closed Block Division and Funds Withheld portfolios, (the “GA Portfolio”) is estimated to be approximately $20 - $40 million below the Company’s near-term expectations. “Alternative investment income” includes the AOI of the GA Portfolio’s interests in private equity, hedge fund and real estate-related investments, as well as real estate investments held through direct ownership, and excludes the results from those interests held by Divested Businesses and unaffiliated investors that have been consolidated on the Company’s balance sheet.

Annual Review and Update of Actuarial Assumptions and Other Refinements
During the second quarter of each year, the Company performs an annual comprehensive review of assumptions. Following the conclusion of this process for 2026, the Company expects to update its actuarial assumptions and make other refinements.

Below is a summary of the estimated material impacts to AOI by business segment that will be recorded in the quarter ended June 30, 2026. We do not expect any material ongoing impacts to AOI as a result of these updates.

Segment	Expected One-Time AOI Impact (in millions)
Retirement	$ (90)
International Businesses	$ 80
Group Insurance	$ 30
Individual Life	$ 30
U.S. Legacy Products	$ 15

(1) The Company analyzes the operating performance of each segment using pre-tax “adjusted operating income.” Adjusted operating income does not equate to “Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities” or “Net income (loss)” as determined in accordance with U.S. GAAP but is the measure of segment profit or loss used by the Company’s chief operating decision maker to evaluate segment performance and allocate resources. Adjusted operating income is calculated by adjusting each segment’s “Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities” for the following items: realized investment gains (losses), net, and related charges and adjustments; change in value of market risk benefits, net of related hedging gains (losses); market experience updates; divested and run-off businesses; equity in earnings of joint ventures and other operating entities and earnings attributable to noncontrolling interests and redeemable noncontrolling interests; and other adjustments. For more information about adjusted operating income, see the “Segment Information” Note to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

The preliminary financial information presented above for the quarter ended June 30, 2026, is estimated and unaudited and has been prepared in good faith on a basis consistent with prior periods based on information available to management as of the date hereof and constitute forward-looking statements; however, we have not completed our financial closing procedures for the quarter ended June 30, 2026, and our actual results could be materially different from these preliminary financial results.

Certain of the statements included in this report, including those regarding our estimated financial results for the second quarter of 2026 discussed herein and the expected ongoing quarterly adjusted operating income impact of the update of actuarial assumptions and other refinements, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects”, “believes”, “anticipates”, “includes”, “plans”, “assumes”, “estimates”, “projects”, “intends”, “should”, “will”, “shall”, or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. Prudential Financial, Inc.’s actual results may differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in Prudential Financial, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Factors that could cause estimated financial results for the second quarter of 2026 presented herein to differ from our actual results include the discovery of new or additional information that impacts accounting estimates, management’s judgment or valuation methodologies underlying these estimated results, and the completion of our financial and other closing procedures and the preparation of our unaudited condensed consolidated financial statements. Prudential Financial, Inc. does not undertake to update any particular forward-looking statement included in this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2026

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Robert E. Boyle
Name: Robert E. Boyle Title: Senior Vice President and Principal Accounting Officer